UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 6, 2008

URBAN OUTFITTERS, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	000-22754	23-2003332
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 South Broad St, Philadelphia PA	19112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 454-5500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))

Item 2.02.	Results of Operations and Financial Condition

On March 6, 2008, the Company issued an earnings release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The earnings release disclosed material non-public information regarding the Company’s earnings for the quarter and year ended January 31, 2008.

Item 9.01.	Financial Statements and Exhibits

99.1	Earnings Release dated March 6, 2008 – Operating results for the quarter and year ended January 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN OUTFITTERS, INC.

Date: March 7, 2008	By:	/s/ John E. Kyees
John E. Kyees
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Earnings Release dated March 6, 2008 – Operating results for the quarter and year ended January 31, 2008.